UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-23306

Collaborative Investment Series Trust

(Exact Name of Registrant as Specified in Charter)

500 Damonte Ranch, Parkway

Building 700, Unit 700

Reno, Nevada 89521

 (Address of Principal Executive Offices)

Northwest Registered Agent Service, Inc.

8 The Green, Suite B

Dover, Delaware 19901

(Name and address of agent for service)

With copy to :

JoAnn M. Strasser, Thompson Hine LLP

41 S. High Street, Suite 1700

Columbus, Ohio 43215

Registrant's telephone number, including area code: (203) 622-6000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

WE ARE AMENDING THE DECEMBER 31, 2023 ANNUAL REPORT TO UPDATE THE FOOTERS OF THE ANNUAL REPORT.

MERCATOR INTERNATIONAL

OPPORTUNITY FUND

Institutional Class Ticker: MOPPX

Class A Ticker: MOOPX

ANNUAL REPORT

DECEMBER 31, 2023

MERCATOR INVESTMENT MANAGEMENT, LLC

COLLABORATIVE INVESTMENT SERIES TRUST

1-800-869-1679

www.mercatormutualfunds.com

MERCATOR INTERNATIONAL OPPORTUNITY FUND

SHAREHOLDER LETTER

DECEMBER 31, 2023 (UNAUDITED)

Mercator International Opportunity Fund

Year End Report, 2023

(Class I Shares: MOPPX & Class A Shares: MOOPX)

Performance Report as of 12/31/2023
Fund / Index	Q4 2023	YTD	6 Months	1 Year	3 Year Annualized	5 Year Annualized	Since Inception Annualized
MOPPX (CL I) Inception Date: April 2, 2018	17.29%	10.89%	9.15%	10.89%	-10.46%	9.18%	3.47%
MOOPX (CL A) Inception Date: August 30, 2019	17.29%	10.64%	9.08%	10.64%	-10.57%	N/A	5.08%
MSCI EAFE INDEX (data from Bloomberg)	10.54%	18.95%	6.53%	18.95%	4.01%	8.80%	5.22%*

Expense Ratio *
Fund	Annual Fund Expense Ratio (net)	Annual Fund Expense Ratio (gross)
MOPPX (CL I) Inception Date: April 2, 2018	1.40%	1.94%
MOOPX (CL A) Inception Date: August 30, 2019	1.55%	2.07%

*MSCI EAFE Performance since inception of Mercator International Opportunity Fund Class I (MOPPX). Fund Class I (MOPPX) inception 4/2/2018.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end please contact the Fund's transfer agent at 1-800-869-1679.

The Fund’s adviser has contractually agreed to reduce its fees and to reimburse expenses, at least through April 30, 2025, to ensure that total annual Fund operating expenses after fee waiver and reimbursement (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, borrowing interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short,

Annual Report | 1

MERCATOR INTERNATIONAL OPPORTUNITY FUND

SHAREHOLDER LETTER

DECEMBER 31, 2023 (UNAUDITED)

acquired (underlying) fund fees and expenses or extraordinary expenses such as litigation) will not exceed 1.40% and 1.55% of the average daily net assets attributable to the Institutional Class and Class A shares, respectively.

Annual Report | 2

MERCATOR INTERNATIONAL OPPORTUNITY FUND

SHAREHOLDER LETTER (CONTINUED)

DECEMBER 31, 2023 (UNAUDITED)

The Mercator International Opportunity Fund (the “Mercator Fund”) Year End Report, 2023

In 2023, as in 2022, equity markets looked like a big tug-of-war between company fundamentals and guesses about the future direction of interest rates. Ultimately, the major factor influencing stock prices last year was the pace of North American and European central banks’ rate hikes. Because US investors were uncertain about bond markets and an ever-anticipated recession, they sought refuge in index ETFs and the leading large tech companies known as the Magnificent Seven (Alphabet, Amazon, Apple, Meta Platforms, Microsoft, Nvidia and Tesla). International markets, in contrast, were neglected. Although a yearend rally took global stocks up across the board, foreign indices still trailed US equities. They now trade at an historic discount.

FORWARD P/E RATIOS: SELECTED MSCI
EMU (Jan 15 = 12.2)
Emerging Markets (Jan 15 = 11.4)
US (Jan 15 = 19.9)
Japan (Jan 15 = 14.4)
UK (Jan 15 = 10.7)
Recession
60
50
40
30
20
10
0
1995
2000
2005
2010
2015
2020
2025

Source: LSEG Datastream and © Yardeni Research.

* Price divided by 12-month forward consensus expected operating earnings per share.

Following a November 1 low, the Mercator Fund rose 19.93% on the month, propelled by strong quarterly numbers from our portfolio companies and the apparent end of the Federal Reserve fund rate hikes. Another 6.90% rise in December brought the Mercator Fund’s full year 2023 performance to +10.89%.**

Forecasting vs. Investing

The Mercator Fund selects overseas companies in which to invest based on bottom-up fundamental research. We believe that over time we can create value by owning companies with the best long-term prospects, regardless of economic environment.

Annual Report | 3

MERCATOR INTERNATIONAL OPPORTUNITY FUND

SHAREHOLDER LETTER (CONTINUED)

DECEMBER 31, 2023 (UNAUDITED)

Markets go up and they go down, but, ultimately, a stock price is the reflection of a company’s capacity to generate profits.

Rising interest rates or economic slowdowns may have an outsized influence on investors’ decision making over the short term. Negative geopolitical events, short of wars, are annoying contretemps. It is company managements’ task to sail through them. Values of businesses do not passively float along on short-term economic or political cycles like a flotilla of boats rising and falling together. Instead, hard times actually make strong businesses stronger and more valuable as weaker competitors flounder.

Despite this, volatility in markets often relates to external factors, not companies’ long-term prospects. It is as if investors try to predict the weather instead of looking at the journey. For example, consumer stocks or cyclical companies are often indiscriminately sold in anticipation of a slowdown in the economy. Growth stocks are sold across the board when interest rates rise. The reverse is true as well. We saw this in November when the anticipation that rate hikes were ending ignited a sharp bounce in growth stocks.

In today’s markets, these moves are magnified by ETFs and momentum investing. Short-term trends take on a life on their own. No matter how cheap or fundamentally strong, a stock which is perceived to be in the wrong sector for the cycle has to be sold. Redemptions in sector ETFs then lead to more indiscriminate selling. ETFs have the obligation to sell the baby with the bathwater.

That has been the story of the last two years. As a result, many successful growth companies are now trading at very attractive prices. Realization of these stocks’ upside potential is likely to be dramatic as we saw last November. Volatility works both ways. The chart below shows why we believe the 4Q’s move could be just the beginning. There is still a long way to go before relative valuations get back in line with historic norms.

Annual Report | 4

MERCATOR INTERNATIONAL OPPORTUNITY FUND

SHAREHOLDER LETTER (CONTINUED)

DECEMBER 31, 2023 (UNAUDITED)

It would of course be very nice if we could perfectly time our buying and selling in anticipation of sentiment shifts, but as everyone knows, market timing is a mug’s game. Instead, the Mercator Fund tries to select long-term overseas winners and patiently let returns compound over time.

Quarterly Reality Checks

Every three months, quarterly results come out and markets are reminded of the business fundamentals underlying stock valuations. In July, the Mercator Fund had a nice bounce in the wake of strong earnings reports for the second quarter of the year. The rally quickly fizzled when investors once again turned their focus on macro-economic factors disfavoring growth stocks.

The rollout of the third quarter earnings reports in November was even better for our portfolio holdings. As mentioned above, the combination of companies’ good performance with a more favorable monetary environment led to the year-end bounce in performance.

The Coming Political Tsunami In Europe

The energy crisis everyone was expecting in Europe at the outbreak of the Ukraine war did not materialize. The Old Continent managed to muddle through. Inflation is under control and interest rates seem to have peaked.

In the year ahead, we expect two major events in Europe, one monetary and the other political. Both will greatly affect stock valuations.

On the monetary side, we believe the European Central Bank will lead off the coming cycle of interest rate cuts around the world. The Bank of England will likely follow with some delay, as will the Scandinavian central banks. At this stage, that seems the most probable scenario.

In politics, Europe is on tsunami watch. The traditional parties, from the Dutch Liberals to the German Social Democrats or President Macron’s Renaissance Party, are all feeling pressure from new or rejuvenated conservative parties. Regional elections in Germany and national elections in Italy and the Netherlands have all seen a rejection of politics as usual in favor of parties that were formerly considered unacceptable.

Polls suggest that the May elections for European Parliament will see this movement accelerate. A tidal wave could drown most of the existing political establishment in favor of a new generation. French president Macron understands this. That’s why he appointed a new 34-year-old Prime Minister to try to break this wave.

The rising conservative movements in European countries share a common desire for a more pragmatic approach to today’s challenges. They don’t so much oppose existing policy goals as they try to manage them better. European citizens overwhelmingly believe in global warming but are fed up with the draconian regulations in place to combat it. The outgoing Dutch government’s plan to cut nitrogen emissions by shutting

Annual Report | 5

MERCATOR INTERNATIONAL OPPORTUNITY FUND

SHAREHOLDER LETTER (CONTINUED)

DECEMBER 31, 2023 (UNAUDITED)

down big farms and reducing livestock herds by 50% is a case in point. How are these farmers supposed to make a living? What are Dutch people supposed to eat?

Most Europeans similarly do not reject the Europe Union, but they are tired of the endless stream of suffocating regulations coming from Brussels. Even immigration has become a hot topic mostly because it is perceived to be out of control. Many immigration policies are no longer just compassionate. They have become unaffordable. For example, reading the political tea leaves, President Macron asked his former Prime Minister to water down a long-existing law that gave every person on French soil, legally or not, full health benefits.

The new Continental conservatives are also taking a more pragmatic approach to business and social issues. Europeans are still very attached to their social programs, but seem to think that things went a bit too far. The mood is for a little less equality and a bit more meritocracy. This should translate into fewer constraints on businesses, including lower fiscal pressure, which could turn out to be very good for growth and profitability.

Japan: A Tourist Investor Destination No More

The Bank of Japan (BOJ) first pioneered Quantitative Easing (“QE”) policies in 2001, years before the Federal Reserve Bank started pumping up our financial system. Japan’s QE was an attempt to revive its economy following the collapse of the 1980’s asset bubble and the first of what would be Japan’s three lost decades.

The BOJ resorted to QE only after repeated attempts to kickstart the Japanese economy through fiscal stimuli produced nothing but the largest public debt ever seen in a functioning modern economy. This deficit had to be financed somehow. The BOJ obliged and QE was born.

Successive administrations and the BOJ were greatly helped by the large private Japanese banks. Many years ago I wrote about how Japanese banks were enabling government deficits by investing most of their deposits in JGBs (Japanese Government Bonds). The return on these bonds was laughably minimal, even negative at times, but so were the risks. Anyway, the government probably did not give banks a choice but to redirect money normally destined for the private sector. In Japan, the perceived common good tends to prevail.

Economists will long debate the effects of the BOJ’s method of financing Japan’s huge public deficits. It possibly helped avoid a more severe depression. However, it did not manage to get Japan out of its economic slump for the simple reason, one suspects, that public debt crowded out the private sector. Japan Inc went into hibernation.

Two additional lost decades later, the BOJ had very little to show for its efforts. But something has changed in recent years. Global inflationary forces finally seem to have stopped Japan’s deflationary spiral. This, together with a number of other factors which we discuss below, makes us feel optimistic about the long-term prospects for a sustainable Japanese comeback.

Annual Report | 6

MERCATOR INTERNATIONAL OPPORTUNITY FUND

SHAREHOLDER LETTER (CONTINUED)

DECEMBER 31, 2023 (UNAUDITED)

Japan Is Back

The Japanese post-war economic miracle was built on an export-driven economy fueled by an undervalued currency. The weak yen helped make Japan’s export machine the envy of the world. Even today, exports are a large part of Japan’s economic engine. They account for nearly 22% of the total GDP vs. roughly 10% in the US, whose economy is much more dependent on domestic consumption***.

Recently the Japanese turned again to the currency playbook that worked so well for them decades ago. Over the last three years the yen has depreciated sharply. In 2020, a yen holder could buy a dollar for 103 yen; today it costs 145 yen. This orderly depreciation made Japanese goods more competitive, and it boosted companies’ overseas revenues and profit margins.

The post-war economic boom was also built on a steady rise in the value-added of the goods exported. Japan in the 1980s dominated many technology industries, from PCs to consumer electronics and high-end cars to semiconductors. By the end of that decade, for example, half of all semiconductors in the world were made in Japan. Today, less than 9% are made there. Motivated by geopolitical tensions and the need to build a modern defense industry, there is a government-driven initiative underway to regain a dominant position in the semiconductor industry.

Along with the weak yen and the ambition to become a technology leader again, another factor currently making Japan more attractive to foreign investors is the ongoing push to improve corporate governance. Authorities of he Japanese bourse have started to publish a list of those firms attempting to strengthen their corporate value, implicitly shaming those who are not. In a country where public opinion is important, the motivational power of such pressure should not be underestimated.

All this is creating a renewed interest in Japanese equities and Warren Buffett is leading the charge. The Japanese stock market is no longer a value trap attracting “tourist investors”. In fact, the Nikkei index is at last about to break through its all-time high of 1989!

Hervé van Caloen, CIO

*https://mercatormutualfunds.com/wp-content/uploads/2023/05/Mercator-International-Opportunity-Prospectus-April-2023-Annual-Update.pdf

**https://mercatormutualfunds.com/wp-content/uploads/2024/01/20231231-Mercator-International-Opportunity-Fund-Fact-Sheet.pdf

*** https://www.ceicdata.com/en/indicator/japan/private-consumption--of-nominal-gdp

**** Domestic consumption accounts for 55% of Japan’s GDP, vs 68% in the US.

***** https://www.macrotrends.net/2550/dollar-yen-exchange-rate-historical-chart

The MSCI EAFE Index is designed to represent the performance of large and mid-cap securities across 21 developed markets, including countries in Europe, Australasia and the Far East, excluding the U.S. and Canada. The Index is available for a number of regions, market segments/sizes and covers approximately 85% of the free float-adjusted market capitalization in each of the 21 countries.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Fund. This and other important information about the Fund is contained in the prospectus, which can be obtained by calling 800-869-1679 or at www.mercatormutualfunds.com. The prospectus should be read carefully before investing.

The Fund is distributed by Arbor Court Capital, LLC, member FINRA/SIPC. Arbor Court Capital is not affiliated with Mercator Investment Management, LLC.

Annual Report | 7

MERCATOR INTERNATIONAL OPPORTUNITY FUND

INSTITUTIONAL CLASS

PERFORMANCE ILLUSTRATION

DECEMBER 31, 2023 (UNAUDITED)

TOTAL RETURNS FOR THE PERIOD ENDED DECEMBER 31, 2023

FUND/INDEX	ONE YEAR	FIVE YEAR	SINCE INCEPTION*	VALUE
Mercator International Opportunity Fund – Institutional Class	10.89%	9.18%	3.47%	$ 12,163
MSCI EAFE Index (data from Bloomberg)	18.95%	8.80%	5.22%	$ 13,397

Cumulative Performance Comparison of $10,000 Investment Since Inception

* Inception April 2, 2018 for the Institutional Class

This chart assumes an initial investment of $10,000 made on the closing of April 2, 2018 (commencement of investment operations). Total return is based on the net change in Net Asset Value (“NAV”) and assumes reinvestment of all dividends and other distributions.  Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Morgan Stanley EAFE (Morgan Stanley Capital International Europe Australia Far East) Index measures the performance of large and mid-cap securities across 21 developed markets, including countries in Europe, Australasia and the Far East. The index is commonly referred to as the EAFE. Securities from the United States and Canada are excluded from the Morgan Stanley EAFE benchmark index. The Morgan Stanley EAFE benchmark index is used for comparison purposes only, and is not meant to be indicative of the Fund's asset composition, performance, or volatility. The performance of the Morgan Stanley EAFE Index is compiled and presented with all dividends reinvested and does not reflect deductions for fees or expenses.  Investors cannot invest directly in an index.

The Fund's total annual operating expenses per the prospectus dated April 30, 2023 before fee waivers are 1.94% for Institutional Class. After fee waivers, the Fund's total annual operating expenses are 1.40% for Institutional Class. For the year ended December 31, 2023, the Fund’s annual operating expenses were waived and reimbursed so as not to exceed 1.40% for Institutional Class of the average daily net assets.

Annual Report | 8

MERCATOR INTERNATIONAL OPPORTUNITY FUND

CLASS A

PERFORMANCE ILLUSTRATION

DECEMBER 31, 2023 (UNAUDITED)

TOTAL RETURNS FOR THE PERIOD ENDED DECEMBER 31, 2023

FUND/INDEX	ONE YEAR	SINCE INCEPTION*	VALUE
Mercator International Opportunity Fund – Class A	10.64%	5.08%	$ 12,397
MSCI EAFE Index (data from Bloomberg)	18.95%	7.91%	$ 13,914

Cumulative Performance Comparison of $10,000 Investment Since Inception

* Inception August 30, 2019 for Class A

This chart assumes an initial investment of $10,000 made on the closing of August 30, 2019 (commencement of investment operations). Total return is based on the net change in NAV and assumes reinvestment of all dividends and other distributions.  Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Morgan Stanley EAFE (Morgan Stanley Capital International Europe Australia Far East) Index measures the performance of large and mid-cap securities across 21 developed markets, including countries in Europe, Australasia and the Far East. The index is commonly referred to as the EAFE. Securities from the United States and Canada are excluded from the Morgan Stanley EAFE benchmark index. The Morgan Stanley EAFE benchmark index is used for comparison purposes only, and is not meant to be indicative of the Fund's asset composition, performance, or volatility. The performance of the Morgan Stanley EAFE Index is compiled and presented with all dividends reinvested and does not reflect deductions for fees or expenses.  Investors cannot invest directly in an index.

The Fund's total annual operating expenses per the prospectus dated April 30, 2023 before fee waivers are 2.07% for Class A. After fee waivers, the Fund's total annual operating expenses are 1.55% for Class A. For the year ended December 31, 2023, the Fund’s annual operating expenses were waived and reimbursed so as not to exceed 1.55% for Class A of the average daily net assets.

Annual Report | 9

MERCATOR INTERNATIONAL OPPORTUNITY FUND

PORTFOLIO ILLUSTRATION

DECEMBER 31, 2023 (UNAUDITED)

 The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Communication Services
2.21%
Consumer Cyclical
37.82%
Consumer Defensive
2.34%
Health Care
12.92%
Industrials
9.99%
Technology
34.72%

Sectors are categorized using Yahoo Finance classifications.

Annual Report | 10

MERCATOR INTERNATIONAL OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2023

Shares		Value

COMMON STOCKS - 103.54%

Airport & Air Services - 1.31%
1,000	Grupo Aeroportuario del Sureste S.A.B. de C.V. ADR (Mexico)	$ 292,050

Apparel Manufacturing - 1.51%
4,500	Hugo Boss AG (Germany)	334,995

Apparel Retail - 2.41%
40,000	Boozt AB (Sweden) *	536,275

Auto Manufactures - 5.76%
150,000	Aston Martin Lagonda Global Holdings PLC ADR (United Kingdom) *	431,007
30,000	Subaru Corp. (Japan)	549,266
7,000	Suzuki Motor Corp. (Japan)	298,995
		1,279,268
Biotechnology - 4.28%
41,600	ALK-Abello A/S Class B (Denmark) *	623,279
3,500	CRISPR Therapeutics AG (Switzerland) *	225,050
30,000	Onward Medical NV (Netherlands) *	102,627
		950,956
Building Products & Equipment - 1.65%
5,000	Compagnie de Saint-Gobain S.A. (France)	367,803

Computer Hardware - 0.63%
240,000	Tobii AB (Sweden) *	140,074

Conglomerates - 2.09%
49,349	Cresud SACIF y A ADR (Argentina)	463,881

Consulting Services - 2.78%
20,000	Bengo4.com, Inc. (Japan)	616,668

Diagnostics & Research - 1.05%
3,600	Eurofins Scientific SE (Luxembourg) *	234,308

Distribution - 2.17%
50,000	Ocado Group PLC (United Kingdom) *	482,972

Gambling - 1.94%
34,000	Entain PLC (United Kingdom)	430,533

Health Information Services - 1.37%
34,000	RaySearch Laboratories AB Class B (Sweden) *	304,226

Information Technology Services - 2.24%
2,000	Adesso SE (Germany)	237,036
20,000	Comture Corp. (Japan)	261,818
		498,854

The accompanying notes are an integral part of these financial statements.

Annual Report | 11

MERCATOR INTERNATIONAL OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2023

Shares		Value

Internet Retail - 11.48%
600	MercadoLibre, Inc. (Uruguay) *	$ 948,960
26,100	MonotaRO Co. Ltd. (Japan)	284,481
110,000	Rakuten, Inc. (Japan)	489,086
100,000	Z Holdings Corp. (Japan)	353,788
20,000	Zalando SE (Germany) *	473,410
		2,549,725
Luxury Goods - 9.75%
6,000	Brunello Cucinelli SpA (Italy)	586,631
175,000	Watches of Switzerland Group PLC (United Kingdom) *	1,579,179
		2,165,810
Medical Distribution - 1.87%
12,000	Amplifon SpA (Italy)	415,012

Medical Instruments & Supplies - 3.87%
14,000	Asahi Intecc Co., Ltd. (Japan)	284,326
1,700	EssilorLuxottica SA (France)	340,679
12,000	Shofu, Inc. (Japan)	233,810
		858,815
Packaged Foods - 2.43%
14,000	Ajinomoto Co., Inc. (Japan)	539,213

Publishing - 2.29%
50,120	Future PLC (United Kingdom)	507,814

Scientific & Technical Instruments - 2.91%
10,000	Jeol Ltd. (Japan)	438,252
15,492	Lumibird (France) *	208,226
		646,478
Semiconductor Equipment & Materials - 14.09%
11,000	Advantest Corp. (Japan)	373,590
16,000	Aixtron SE (Germany)	682,593
1,100	ASM International NV (Netherlands)	570,459
3,000	Lasertec Corp. (Japan)	789,491
4,000	Tokyo Electron Ltd. (Japan)	715,222
		3,131,355
Semiconductors - 2.76%
150,000	Alphawave IP Group PLC (United Kingdom) *	246,071
3,500	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	366,450
		612,521
Software-Application - 10.19%
50,000	Accesso Technology Group PLC (United Kingdom) *	368,088
85,000	Materialise NV ADR (Belgium) *	558,025
10,000	Money Forward, Inc. (Japan)	305,998
3,000	Nemetschek SE (Germany)	259,813

The accompanying notes are an integral part of these financial statements.

Annual Report | 12

MERCATOR INTERNATIONAL OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2023

Shares		Value

Software-Application – (Continued)
9,000	Vitec Software Group AB Class B (Sweden)	$ 522,155
300,000	ZOO Digital Group PLC (United Kingdom) *	250,274
		2,264,353
Software Infrastructure - 4.06%
420	Adyen NV (Netherlands) *	540,694
212,000	Boku, Inc. *	360,471
		901,165
Specialty Business Services - 1.49%
20,000	Japan Elevator Service Holdings Co.,Ltd. (Japan)	331,061

Specialty Industrial Machinery - 1.01%
10,000	PVA TePla AG (Germany) *	225,500

Specialty Retail - 4.15%
90,000	Mister Spex SE (Germany) *	313,344
150,000	Pets at Home Group PLC (United Kingdom)	607,918
		921,262

TOTAL COMMON STOCKS (Cost $22,454,561) - 103.54%		23,002,947

TOTAL INVESTMENTS (Cost $22,454,561) - 103.54%		23,002,947

LIABILITIES LESS OTHER ASSETS (3.54)%		(786,844)

NET ASSETS - 100.00%		$22,216,103

* Non-income producing securities during the period.

ADR - American Depositary Receipt.

PLC - Public Limited Company

SE - Societas Europaea, Latin term means European Company.

SA - Société Anonyme, a French term for a public limited company.

SACIF y A - Sociedad Anónima Comercial, Inmobiliaria, Financiera y Agropecuaria.

AB - Aktiebolag, the Swedish term for "limited company" or "corporation".

AG  - Aktiengesellschaft, a German term for a public limited company.

SpA - Società per azioni, an Italian term for a public limited company.

ASA - Allmennaksjeselskap, a Norwegian term for public limited company.

NV - Naamloze Vennootschap, a Dutch term for public limited company.

The accompanying notes are an integral part of these financial statements.

Annual Report | 13

MERCATOR INTERNATIONAL OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2023

As of December 31, 2023 the breakout of the Fund's portfolio by country of issuer was as follows:

Country	% of Net Assets
Japan	30.91%
United Kingdom	22.08%
Germany	11.38%
Sweden	6.77%
Netherlands	5.47%
Italy	4.51%
Uruguay	4.27%
France	4.13%
United States	3.27%
Denmark	2.81%
Belgium	2.51%
Argentina	2.09%
Mexico	1.32%
Luxembourg	1.05%
Switzerland	1.01%
103.58%

Annual Report | 14

MERCATOR INTERNATIONAL OPPORTUNITY FUND

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2023

Assets:
Investments in Securities at Value (Cost $22,454,561)	$ 23,002,947
Cash	1,000
Receivables:
Dividends and Interest	21,118
Investments Sold	56,135
Shareholder Subscriptions	57
Prepaid Expenses	10,316
Total Assets	23,091,573
Liabilities:
Payables:
Shareholder Redemptions	143,607
Due to Custodian	689,672
Adviser Fees	3,679
Administrative Fees	5,714
Distribution Plan (12b-1) Fees	4,758
Trustee Fees	1,200
Transfer Agent and Accounting Fees	2,625
Chief Compliance Officer Fees	750
Treasurer Fees	752
Accrued Expenses	22,713
Total Liabilities	875,470

Net Assets	$ 22,216,103

Net Assets Consist of:
Paid In Capital	$ 33,141,865
Distributable Earnings/(Accumulated Deficit)	(10,925,762)
Net Assets, for 2,025,218 Shares Outstanding	$ 22,216,103

Institutional Class Shares
Net Assets	$ 14,140,394
Shares of beneficial interest outstanding	1,285,904
Net asset value per share	$ 11.00

Class A Shares
Net Assets	$ 8,075,709
Shares of beneficial interest outstanding	739,314
Net asset value per share	$ 10.92

The accompanying notes are an integral part of these financial statements.

Annual Report | 15

MERCATOR INTERNATIONAL OPPORTUNITY FUND

STATEMENT OF OPERATIONS

For the year ended December 31, 2023

Investment Income:
Dividends (a)	$ 193,996
Interest	24,771
Total Investment Income	218,767

Expenses:
Advisory fees	190,538
Administrative fees	68,049
Shareholder Servicing fees	38,943
Transfer Agent and Accounting fees	31,779
Registration fees	26,721
Custody fees	25,194
Audit fees	17,000
Legal fees	13,955
Other expenses	11,348
Distribution Plan (12b-1) fees - Class A	18,854
Chief Compliance Officer fees	8,988
Trustee fees	4,510
Printing and Mailing fees	3,624
Treasurer Fees	2,694
Insurance fees	975
Total Expenses	463,172
Less fees waived and expenses reimbursed by the Adviser	(134,298)
Net Expenses	328,874

Net Investment Loss	(110,107)

Realized and Unrealized Gain/(Loss) on Investments:
Realized Loss on Investments	(3,122,304)
Net Change in Unrealized Appreciation on Investments	5,206,618
Net Realized and Unrealized Gain on Investments	2,084,314

Net Increase in Net Assets Resulting from Operations	$ 1,974,207

(a) Net of Foreign withholding taxes of $25,529.

The accompanying notes are an integral part of these financial statements.

Annual Report | 16

MERCATOR INTERNATIONAL OPPORTUNITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	12/31/2023	12/31/2022
Increase/(Decrease) in Net Assets From Operations:
Net Investment Loss	$ (110,107)	$ (190,928)
Net Realized Loss on Investments	(3,122,304)	(8,253,897)
Unrealized Appreciation (Depreciation) on Investments	5,206,618	(12,935,028)
Net Increase/(Decrease) in Net Assets Resulting from Operations	1,974,207	(21,379,853)

Distributions:
Distributions to Shareholders - Institutional Class	-	(3,362)
Distributions to Shareholders - Class A	-	(1,522)
Total Distributions	-	(4,884)

Capital Share Transactions
Institutional Class	(1,501,400)	(18,564,605)
Class A	614,265	3,286,412
Net Decrease in Net Assets from Capital Share Transactions	(887,135)	(15,278,193)

Total Increase/(Decrease) in Net Assets	1,087,072	(36,662,930)

Net Assets:
Beginning of Year	21,129,031	57,791,961

End of Year	$22,216,103	$ 21,129,031

The accompanying notes are an integral part of these financial statements.

Annual Report | 17

MERCATOR INTERNATIONAL OPPORTUNITY FUND

INSTITUTIONAL CLASS

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the year.

Year Ended 12/31/2023	Year Ended 12/31/2022	Year Ended 12/31/2021	Year Ended 12/31/2020	Year Ended 12/31/2019
Net Asset Value at Beginning of Year	$ 9.92	$ 17.52	$ 16.29	$ 10.88	$ 7.84
Gain/(Loss) From Investment Operations:					
Net Investment Loss *	(0.04)	(0.08)	(0.15)	(0.12)	(0.03)
Net Gain/(Loss) on Securities (Realized and Unrealized)	1.12	(7.52)	2.47	6.19	3.07
Total from Investment Operations	1.08	(7.60)	2.32	6.07	3.04
Distributions:					
Net Investment Income	-	-	-	-	-
Realized Gains	-	(0.00) ^	(1.09)	(0.64)	-
Return of Capital	-	-	-	(0.02)	-
Total from Distributions	-	(0.00)	(1.09)	(0.66)	-
Net Asset Value at End of Year	$ 11.00	$ 9.92	$ 17.52	$ 16.29	$ 10.88
Total Return **	10.89%	(43.37)%	14.27%	55.77%	38.78%
Ratios/Supplemental Data:					
Net Assets at End of Year (Thousands)	$ 14,140	$ 14,503	$ 51,453	$ 21,028	$ 11,878
Ratio of Expenses to Average Net Assets					
Before Reimbursement	1.94%	1.94%	1.67%	2.16% (b)	2.81%
After Reimbursement (a)	1.40%	1.40%	1.40%	1.37% (b)	1.19%
Ratio of Net Investment Loss to Average Net Assets					
After Reimbursement (a)	(0.43)%	(0.69)%	(0.81)%	(0.96)%	(0.27)%
Portfolio Turnover	49.39%	43.94%	60.78%	51.26%	25.52%

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.

** Assumes reinvestment of dividends.

+ The ratio of expense after reimbursement has been voluntarily decreased by an additional 0.46%.

^ Amount is less than $0.005

(a) Expense waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements.

(b) Expenses includes 0.20% of administrative fees which were voluntarily waived by the administrator for the year ended December 31, 2020. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, had such reductions not occurred.

The accompanying notes are an integral part of these financial statements.

Annual Report | 18

MERCATOR INTERNATIONAL OPPORTUNITY FUND

CLASS A

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the year/period.

Year Ended 12/31/2023	Year Ended 12/31/2022		Year Ended 12/31/2021	Year Ended 12/31/2020	Period Ended 12/31/2019 [c]
Net Asset Value, at Beginning of Year/Period	$ 9.87	$ 17.45		$ 16.26	$ 10.88	$ 9.74
Gain/(Loss) From Investment Operations:						
Net Investment Loss *	(0.06)	(0.08)		(0.18)	(0.14)	(0.02)
Net Gain/(Loss) on Securities (Realized and Unrealized)	1.11	(7.50)		2.46	6.18	1.16
Total from Investment Operations	1.05	(7.58)		2.28	6.04	1.14
Distributions:						
Net Investment Income	-	-		-	-	-
Realized Gains	-	(0.00)	^	(1.09)	(0.64)	-
Return of Capital	-	-		-	(0.02)	-
Total from Distributions	-	(0.00)		(1.09)	(0.66)	-
Net Asset Value, at End of Year/Period	$ 10.92	$ 9.87		$ 17.45	$ 16.26	$ 10.88
Total Return **	10.64%	(43.43)%		14.05%	55.50%	11.70% [b]
Ratios/Supplemental Data:						
Net Assets at End of Year/Period (Thousands)	$ 8,076	$ 6,626		$ 6,339	$ 3,994	$ 1,446
Ratio of Expenses to Average Net Assets						
Before Reimbursement	2.25%	2.07%		1.69%	2.41% [e]	2.60% [a]
After Reimbursement [d]	1.55%	1.55%		1.55%	1.53% [e]	1.44% [a]
Ratio of Net Investment Loss to Average Net Assets						
After Reimbursement [d]	(0.61)%	(0.70)%		(0.93)%	(1.13)%	(0.64)% [a]
Portfolio Turnover	49.39%	43.94%		60.78%	51.26%	25.52% [b]

* Per share net investment loss has been determined on the basis of average shares outstanding during the period.

** Assumes reinvestment of dividends.

^ Amount is less than $0.005

(a) Annualized.

(b) Not annualized.

(c) For the period August 30, 2019 (commencement of investment operation) through December 31, 2019.

(d) Expense waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements.

(e) Expenses includes 0.20% of administrative fees which were voluntarily waived by the administrator for the year ended December 31, 2020. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, had such reductions not occurred.

The accompanying notes are an integral part of these financial statements.

Annual Report | 19

MERCATOR INTERNATIONAL OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2023

1.  ORGANIZATION

The Mercator International Opportunity Fund (the “Fund”) is a diversified series of the Collaborative Investment Series Trust (the “Trust”).  The Trust is a Delaware statutory trust and is registered as an open-end investment company, under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Trust is authorized to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund, along with additional series are currently authorized by the Board of Trustees (the “Board” or “Trustees”). The Fund commenced investment operations on April 2, 2018. The Board has authorized two classes of shares: Institutional Class and Class A shares. Each class is subject to different expenses. Each class differs as to distribution fees, such that Institutional Class shares have no distribution fees but there is a higher minimum initial investment required. See Note 4 to the financial statements for further information regarding the fees for each Class of shares offered by the Fund.

The Fund’s investment objective is long-term growth of capital.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the Fund’s significant accounting policies. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

As an investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) 2013-08, the Fund follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

SECURITY VALUATIONS: All investments in securities are recorded at their estimated fair value, as described in Note 3.

SECURITY TRANSACTION TIMING: For financial reporting purposes, investment transactions are accounted for on the trade date.  Dividend income and distributions to shareholders are recognized on the ex-dividend date. Non-cash dividend income is recorded at fair market value of the securities received.  Interest income is recognized on an accrual basis.  The Fund uses the specific identification method in computing gain or loss on sale of investment securities.  Discounts and premiums on securities purchased are accreted or amortized over the life of the respective securities using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the appropriate country’s rules and tax rates.

FEDERAL INCOME TAXES: The Fund makes no provision for federal income or excise tax.  The Fund intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains.  If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense. Therefore, no federal income tax or excise provision is required.

Annual Report | 20

MERCATOR INTERNATIONAL OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2023

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2020-2022) or expected to be taken in the Fund’s 2023 tax returns. The Fund identifies its major tax jurisdiction as U.S. federal, however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended December 31, 2023, the Fund did not incur any interest or penalties.

DISTRIBUTIONS TO SHAREHOLDERS: The Fund typically distributes substantially all of its net investment income and realized gains in the form of dividends and taxable capital gains to its shareholders. The Fund intends to distribute dividends and capital gains at least annually. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income taxes purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or NAV per share of the Fund.

FOREIGN CURRENCY: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

FOREIGN TAXES:  The Fund may be subject to foreign taxes related to foreign income received (a portion of which may be reclaimable), capital gains on the sale of securities and certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Fund invests.

USE OF ESTIMATES: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of

Annual Report | 21

MERCATOR INTERNATIONAL OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2023

assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

SHARE VALUATION: The Fund’s NAV is calculated once daily, at the close of regular trading hours on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open.  The net assets are determined by totaling the value of all portfolio securities, cash and other assets held by the Fund, and subtracting from that total all liabilities, including accrued expenses.  The total net assets are divided by the total number of shares outstanding to determine the NAV of each share.

EXPENSES:  Expenses incurred by the Trust that do not relate to a specific fund of the Trust will be allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Trustees).

SHARE CLASS ACCOUNTING: Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the two classes of shares of the Fund on the basis of the daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

3.  SECURITY VALUATIONS

Processes and Structure

The Board has adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available and has delegated to the Fund’s adviser, Mercator Investment Management, LLC (the “Adviser”), the responsibility for determining fair value prices, subject to oversight by the Board.

Fair Value Pricing Policy

If market quotations are not readily available, the security will be valued at fair value (the amount which the owner might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Adviser (“Fair Value Pricing”), subject to review by the Board.  The Adviser must use reasonable diligence in determining whether market quotations are readily available.  If, for example, the Adviser determines that one source of market value is unreliable, the Adviser must diligently seek market quotations from other sources, such as other brokers or pricing services, before concluding that market quotations are not available.  Fair Value Pricing is not permitted when market quotations are readily available.

Fixed income securities generally are valued using market quotations provided by a pricing service.  If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board.  Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, may be valued by using the amortized cost method of valuation, when the Board has determined that it will represent fair value.

Annual Report | 22

MERCATOR INTERNATIONAL OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2023

Fair Value Measurements

The Fund values its investments at fair value. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date and also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. The three-tier hierarchy seeks to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Equity securities (domestic and foreign common stocks). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange traded funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in Level 2. Other equities traded on inactive markets or valued by reference to similar instruments are also categorized in Level 2.

Hierarchy of Fair Value Inputs

The Fund utilizes various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•

Level 2. Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•

Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the company's own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

Annual Report | 23

MERCATOR INTERNATIONAL OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2023

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in the security.

The following table presents information about the Fund’s investments measured at fair value as of December 31, 2023, by major security type:

Financial Instruments—Assets
Categories	Level 1	Level 2	Level 3	Fair Value

Common Stocks *	$ 23,002,947	$ -	$ -	$ 23,002,947
Total	$ 23,002,947	$ -	$ -	$ 23,002,947

* Industry classifications of these categories are detailed on the Fund’s Schedule of Investments.

During the year ended December 31, 2023, there were no transfers between Level 3 in the Fund. The Fund did not hold any Level 3 securities during the period presented.

4.  RELATED PARTY TRANSACTIONS

INVESTMENT ADVISER: Under the terms of a management agreement between the Trust and the Adviser, with respect to the Fund (the “Agreement”), the Adviser, subject to the oversight of the Board, provides or arranges to be provided to the Fund such investment advice as its deems advisable and will furnish or arrange to be furnished a continuous investment program for the Fund consistent with the Fund’s investment objective and policies. Under the advisory agreement, the Fund pays Adviser an annual advisory fee of 0.84% of the Fund’s daily average net assets. The advisory agreement remained in effect for an initial two-year period and may be renewed by the Board annually thereafter. For the year ended December 31, 2023, the Adviser earned $190,538 in advisory fees from the Fund.

The Adviser contractually agreed to reduce its fees and to reimburse expenses, at least through April 30, 2025, to ensure that total annual Fund operating expenses after fee waiver and reimbursement (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, borrowing interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired (underlying) fund fees and expenses or extraordinary expenses such as litigation) will not exceed 1.40% and 1.55% of the average daily net assets attributable to the Institutional Class and Class A shares,

Annual Report | 24

MERCATOR INTERNATIONAL OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2023

respectively.  These fee waivers and expense reimbursements are subject to possible recoupment from the Fund within three years of the date on which the waiver or reimbursement occurs, if such recoupment can be achieved within the lesser of the foregoing expense limits or the expense limits in place at the time of recoupment.

For the year ended December 31, 2023, the Adviser waived advisory fees of $134,298. As of December 31, 2023, the unreimbursed amounts paid or waived by the Adviser on behalf of the Fund is $390,321, subject to future recoupment as follows:

Recoverable Through	Amount Recoverable
December 31, 2024	$110,876
December 31, 2025	$145,147
December 31, 2026	$134,298

As of December 31, 2023, the Fund owed the Adviser $3,679.

On April 18, 2019, the Adviser obtained a Line of Credit from Collaborative Fund Services, LLC (“CFS”) in the amount of $200,000.  The Line of Credit had a Maturity Date of the earlier of February 1, 2021 or the date the Adviser ceases to conduct business with CFS. On March 22, 2021, the Maturity Date on the Line of Credit was extended to the earlier of February 1, 2023 or the date the Adviser ceases to conduct business with CFS. On February 1, 2023, the Maturity Date on the Line of Credit was extended to the earlier of February 28, 2025 or the date the Adviser ceases to conduct business with CFS.  Effective September 9, 2021, the Line of Credit was assigned to Belpointe Services, LLC. (“Belpointe”), an affiliate of CFS. As of December 31, 2023, the unpaid balance owed by the Adviser to Belpointe is $52,890.

ADMINISTRATOR: Effective June 1, 2019, the Trust, on behalf of the Fund, entered into an Administration Agreement with CFS. CFS serves as the Trust’s Administrator. CFS is paid an annual fee of 0.30% of the Fund’s average daily net assets. Greg Skidmore is the President of CFS, and is also an Interested Trustee. For the year ended December 31, 2023, CFS earned $68,049 for these services. As of December 31, 2023, the Fund owed CFS $5,714.

COMPLIANCE SERVICES: Beacon Compliance Consulting provides compliance services to the Trust and receives a monthly fee paid by the Fund for these services.

TRANSFER AGENT AND FUND ACCOUNTANT: Mutual Shareholder Services, LLC (“MSS”), the Fund’s transfer agent and fund accountant, receives an annual fee from the Fund of $11.50 per shareholder for transfer agency services. For its services as fund accountant, MSS receives an annual fee from the Fund based on the average net assets of the Fund.

DISTRIBUTION (12B-1) PLAN AND SHAREHOLDER SERVICING FEES: The Trust, with respect to the Fund, adopted a distribution plan in accordance with Rule 12b-1 (“Distribution Plan”) under the 1940 Act for Class A shares with Arbor Court Capital, LLC (“Distributor”). Pursuant to the Distribution Plan, the Fund compensates the Distributor for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Fund’s Class A shares.  The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund’s Class A. The Distributor is an affiliated entity to the Trust’s transfer agent and fund accountant. For the year ended December 31, 2023, the Fund accrued $18,854 for Class A. The Fund owes the Distributor $4,758 at December 31, 2023 for Distribution fees.

Annual Report | 25

MERCATOR INTERNATIONAL OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2023

Shareholder servicing fees may be in addition to the Rule 12b-1 fees and any sales charges. These payments are generally made to financial intermediaries that provide shareholder or administrative services, or marketing support.  Certain administrative fees, such as sub-transfer agency or sub-administrative fees, may be payable by the Fund. Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Fund on a sales list, including a preferred or select sales list, or other sales programs.

5.  INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments, for the year ended December 31, 2023, were as follows:

Purchases	$ 11,246,381
Sales	$ 11,011,920

6.  CAPITAL SHARE TRANSACTIONS

At December 31, 2023, there were unlimited shares authorized at no par value for the Fund.  Transactions in capital for the years ended December 31, 2023 and 2022 were as follows:

Institutional Class	January 1, 2023 through December 31, 2023		January 1, 2022 through December 31, 2022
	Shares	Amount	Shares	Amount
Shares Sold	564,561	$ 5,862,932	556,160	$ 6,642,254
Shares Reinvested	-	-	335	3,315
Shares Redeemed	(740,059)	(7,364,332)	(2,032,617)	(25,210,174)
Net Increase/(Decrease)	(175,498)	$ (1,501,400)	(1,476,122)	$(18,564,605)

Class A	January 1, 2023 through December 31, 2023		January 1, 2022 through December 31, 2022
	Shares	Amount	Shares	Amount
Shares Sold	202,463	$ 2,043,209	381,154	$ 4,157,793
Shares Reinvested	-	-	152	1,505
Shares Redeemed	(134,123)	(1,428,944)	(73,559)	(872,886)
Net Increase	68,340	$ 614,265	307,747	$ 3,286,412

7.  COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Fund may enter into contracts that may contain a variety of representations and warranties and provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

8.  TAX MATTERS

Annual Report | 26

MERCATOR INTERNATIONAL OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2023

For federal income tax purposes, the cost of investments owned at December 31, 2023 is $22,561,474. As of December 31, 2023, the gross unrealized appreciation on a tax basis totaled $4,364,334 and the gross unrealized depreciation totaled $3,922,861 for a net unrealized appreciation of $441,473.

The difference between the book cost and tax cost of investments of the Fund represents disallowed wash sales for tax purposes.

As of December 31, 2023, the components of distributable earnings/(accumulated deficit) on a tax basis were as follows:

Unrealized appreciation (depreciation)	$ 441,473
Post-October loss deferral	(982,666)
Capital Loss Carryforwards	(10,384,569)
Accumulated Deficit	$ (10,925,762)

As of December 31, 2023, the Fund recorded permanent book/tax differences of $110,107 from paid in capital to distributable earnings due to net operating losses.

Under current tax law, net capital losses realized after October 31 and net ordinary losses incurred after December 31 may be deferred and treated as occurring on the first day of the following fiscal year. The Fund’s carryforward losses, post-October losses and late year losses are determined only at the end of each fiscal year.  As of December 31, 2023, the Fund elected to defer post-October losses as indicated in the chart below.

Post-October Losses Deferred	$ 982,666

As of December 31, 2023, the Fund has capital loss carryforwards available for federal income tax purposes as follows:

Short-term non-expiring	$ 7,129,089
Long-term non-expiring	3,255,480
Total	$ 10,384,569

To the extent these loss carryforwards are used to offset future capital gains, it is probable that the amount offset will not be distributed to shareholders.

No distributions were paid for the year ended December 31, 2023.

For the year ended December 31, 2022, the Fund paid an ordinary distribution of $3,252, and a long-term capital gain distribution of $1,632.

9.  BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund under Section 2(a)(9) of the 1940 Act. As of December 31, 2023, Charles Schwab & Co., Inc. held in omnibus accounts for the benefit of others approximately 97% of the voting securities of the Fund and may be deemed to control the Fund.

Annual Report | 27

MERCATOR INTERNATIONAL OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2023

10.  MARKET RISK

Overall market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions and depressions, or other events could have a significant impact on the Fund and its investments and may impair market liquidity, thereby increasing liquidity risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns.  During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments.

11. SUBSEQUENT EVENTS

On February 13, 2024, the Board approved a change of custodian from U.S. Bank N.A. to Huntington National Bank for the Fund.

Management has evaluated the impact of all subsequent events on the Fund through the issuance of these financial statements and has noted no additional events requiring disclosure or recognition.

Annual Report | 28

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Mercator International Opportunity Fund and

Board of Trustees of Collaborative Investment Series Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Mercator International Opportunity Fund (the “Fund”), a series of Collaborative Investment Series Trust, as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the four years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations  for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s financial highlights for the year ended December 31, 2019, were audited by other auditors whose report dated February 24, 2020, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received by brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2019.

COHEN & COMPANY, LTD.

Milwaukee, Wisconsin

February 23, 2024

Annual Report | 29

MERCATOR INTERNATIONAL OPPORTUNITY FUND

EXPENSE ILLUSTRATION

DECEMBER 31, 2023 (UNAUDITED)

Expense Example

As a shareholder of the Fund, you incur ongoing costs which typically consist of management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held during the entire six-month period, July 1, 2023 through December 31, 2023.

Actual Expenses

The actual line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The hypothetical line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Mercator International Opportunity Fund - Institutional Class

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2023	December 31, 2023	July 1, 2023 to December 31, 2023

Actual	$1,000.00	$1,059.79	$7.27
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,018.15	$7.12

* Expenses are equal to the Fund's annualized expense ratio of 1.40%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Mercator International Opportunity Fund - Class A

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2023	December 31, 2023	July 1, 2023 to December 31, 2023

Actual	$1,000.00	$1,059.17	$8.04
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,017.39	$7.88

* Expenses are equal to the Fund's annualized expense ratio of 1.55%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report | 30

MERCATOR INTERNATIONAL OPPORTUNITY FUND

ADDITIONAL INFORMATION

DECEMBER 31, 2023 (UNAUDITED)

PORTFOLIO HOLDINGS

The Fund files its complete schedule of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The Form N-PORT filing must be made within 60 days of the end of the quarter. The Fund’s Form N-PORT is available on the SEC’s web site at http://www.sec.gov. You may also obtain copies by calling the Fund at 1-800-869-1679, free of charge.

PROXY VOTING

The Fund’s proxy voting policies, procedures and voting records relating to common stock securities in the Fund’s investment portfolio, for the most recent twelve month period ended June 30, are available without charge, upon request, by calling the Fund’s toll-free telephone number 1-800-869-1679.  The Fund will send this information within three business days of receipt of the request, by first class mail or other means designed to ensure prompt delivery. The Fund’s proxy information is also available on the SEC’s website at http://www.sec.gov.

LIQUIDITY RISK MANAGEMENT PROGRAM

The Fund has adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the 1940 Act. The program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the year ended December 31, 2023, the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Fund’s investments and determined that the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Fund’s liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Fund’s liquidity risk management program has been effectively implemented.

Annual Report | 31

MERCATOR INTERNATIONAL OPPORTUNITY FUND

TRUSTEES & OFFICERS

DECEMBER 31, 2023 (UNAUDITED)

The following tables provide information about the Board and the senior officers of the Trust. Information about each Trustee is provided below and includes each person’s: name, address, age (as of the date of the Funds’ most recent fiscal year end), present position(s) held with the Trust, and principal occupations for the past five years. Unless otherwise noted, the business address of each person listed below is 500 Damonte Ranch Parkway, Building 700, Unit 700, Reno, NV 89521. Unless otherwise noted, each officer is elected annually by the Board.

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act.

Name Address[2] and Year of Birth	Position(s) Held with the Fund	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[1] Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Dean Drulias, Esq. Birth Year: 1947	Trustee	Indefinite/ November 2017 - present	Attorney (self-employed), since 2012	16	Trustee for Belpointe PREP Manager, LLC (2021-Present)
Shawn Orser Birth Year: 1975	Trustee	Indefinite/ November 2017 - present	CEO, Seaside Advisory (6/2016-Present)	16	Trustee for Belpointe PREP Manager, LLC (2021-Present)
Fredrick Stoleru Birth Year: 1971	Trustee	Indefinite/ November 2017 - present	Chief Operations Officer, Belpoint Prep, LLC (since September 2022), Principal, Hepco Capital Management (9/2018-9/2022), Chief Executive Officer and President of Atlas Resources LLC (2/2017-2018), Senior Vice President, Atlas Energy, (2015-2017), Vice President of the General Partner of Atlas Growth Partners, L.P. (since 2013)	16	None
Ronald Young Jr. Birth Year: 1974	Trustee	Indefinite/ March 2020 - present	President – Young Consulting, Inc. (2008-Present); President – Tri State LED, Inc. (2010-Present).	16	Trustee for Belpointe PREP Manager, LLC (2021-Present)

1The “Fund Complex” consists of the Collaborative Investment Series Trust.

2 The address for each Trustee listed is 500 Damonte Ranch Parkway, Building 700, Unit 700, Reno, NV 89521.

The Independent trustees are paid fees based on the amount of a Fund’s assets.

The Fund’s SAI references additional information about the Trustees and is available free of charge, upon request, by calling toll free at 1-800-869-1679.

Annual Report | 32

MERCATOR INTERNATIONAL OPPORTUNITY FUND

TRUSTEES & OFFICERS (CONTINUED)

DECEMBER 31, 2023 (UNAUDITED)

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the 1940 Act, and each officer of the Trust.

Name, Address[3] and Year of Birth	Position(s) Held with the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex [2] Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Gregory Skidmore[1] Birth Year: 1976	Trustee and President	Indefinite/ November 2017 - present	President, Belpointe Asset Management, LLC (since 2007).	16	None
Kyle R. Bubeck Birth Year: 1955	Chief Compliance Officer	Since October 2021	President and Founder of Beacon Compliance Consulting, Inc. (since 2010)	N/A	N/A
William McCormick Birth Year: 1964	Treasurer	Since October 2021	Senior Wealth Advisor – Belpointe Asset Management (since 2019); Wealth Advisor – Advisory Services Network (2016 to 2019).	N/A	N/A
Brad Rundbaken Birth Year: 1970	Secretary	Since October 2021	Manager – Collaborative Fund Services, LLC (since 2018); Wealth Advisor – Belpointe Asset Management (2015 to 2018).	N/A	N/A

1 Gregory Skidmore is considered an “Interested” Trustee as defined in the 1940 Act because of their ownership interest in Collaborative Fund Services, LLC.

2The “Fund Complex” consists of the Collaborative Investment Series Trust.

3 The address for each Trustee and Officer listed is 500 Damonte Ranch Parkway, Building 700, Unit 700, Reno, NV 89521.

Annual Report | 33

PRIVACY NOTICE

COLLABORATIVE INVESTMENT SERIES TRUST

FACTS	WHAT DOES THE COLLABORATIVE INVESTMENT SERIES TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●Social Security number and wire transfer instructions

●account transactions and transaction history

●investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Collaborative Investment Series Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Do we share information?	Can you limit sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share
QUESTIONS?	Call 1-800-595-4866

Annual Report | 34

PRIVACY NOTICE (Continued)

What we do:
How does the Collaborative Investment Series Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does the Collaborative Investment Series Trust collect my personal information?

We collect your personal information, for example, when you

●open an account or deposit money

●direct us to buy securities or direct us to sell your securities

●seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●affiliates from using your information to market to you.

●sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. ●The Collaborative Investment Series Trust does not share with affiliates.
Non-affiliates

Companies not related by common ownership or control.  They can be financial and non-financial companies.

●The Collaborative Investment Series Trust does not share with non-affiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ●The Collaborative Investment Series Trust doesn’t jointly market.

Annual Report | 35

Investment Adviser

Mercator Investment Management, LLC

Distributor

Arbor Court Capital, LLC

Transfer and Dividend Disbursing Agent

Mutual Shareholder Services, LLC

Custodian

U.S. Bank N.A.

Legal Counsel

Thompson Hine LLP

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

This report is provided for the general information of the Fund’s shareholders.  It is not authorized for distribution unless preceded or accompanied by an effective prospectus, which contains more complete information about the Fund.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c)

A copy of the registrant’s Code of Ethics is filed herewith. Copies of the code of ethics would be made available free of charge, by writing or calling the Fund at 1-800-869-1679 or by mail to 8000 Town Centre Drive Suite 400 Broadview Heights, OH  44147.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Fred Stoleru is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Stoleru is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

FY 2023

$ 14,000

FY 2022

$ 13,000

(b) Audit-Related Fees

Registrant

FY 2023

$ 0

FY 2022

$ 0

Nature of the fees:

N/A

(c) Tax Fees

Registrant

FY 2023

$ 3,000

FY 2022

$ 3,000

Nature of the fees:

Tax filing and preparation.

(d) All Other Fees

Registrant

FY 2023

$ 0

FY 2022

$ 0

Nature of the fees:

(e)

(1) The Registrant's audit committee has reviewed the scope and plan of the independent public accountants' annual and interim examinations, approve the services (other than the annual audit) to be performed for the Registrant by the independent public accountants and approve the fees and other compensation payable to the independent accountants.

(f)  Not applicable

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

Adviser

FY

2023

  N/A

  N/A

FY

2022

  N/A

  N/A

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

(i)

Not applicable.

(j)

 Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11.  Controls and Procedures.

(a)

Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

Internal Controls.  There were no significant changes in Registrant’s internal controls of in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.  Not applicable.

Item 13.  Exhibits

(a)(1)  EX-99.CODE ETH.  Filed herewith.

(a)(2)  EX-99.CERT.  Filed herewith.

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)  EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Collaborative Investment Series Trust

By /s/ Gregory Skidmore

* Gregory Skidmore

   Trustee and President/Chief Executive Officer of the Trust

Date:  March 18, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Gregory Skidmore

* Gregory Skidmore

   Trustee and President/Chief Executive Officer of the Trust

Date:  March 18, 2024

By /s/ Bill McCormick

* Bill McCormick

   Treasurer/Chief Financial/Principal Accounting Officer of the Trust

Date:  March 18, 2024